Exhibit 10.89

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

Winstead Sechrest & Minick P.C.

5400 Renaissance Tower

1201 Elm Street

Dallas, Texas 75270-2199

Attention: Michael W. Hilliard, Esq.

AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND FIXTURE FINANCING STATEMENT

This AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FINANCING STATEMENT (this “Amendment”) is made and entered into effective as of May 31, 2003, by and between RF MONOLITHICS, INC., a Delaware corporation (“Borrower”), and MICHAEL W. HILLIARD, ESQ., of Dallas County, Texas, as Trustee (“Trustee”) for the benefit of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (“Beneficiary”).

R E C I T A L S:

i. The parties to this Amendment have previously entered into that certain Amended and Restated Credit and Security Agreement dated as of February 3, 2003 (the “Agreement”), in which Beneficiary agreed to continue to extend credit to Borrower in an aggregate principal amount not to exceed $17,550,000.00 (the “Loan”).

ii. The Loan is further evidenced by that certain Amended and Restated Revolving Note in the stated principal amount of $13,500,000.00, that certain Amended and Restated Term Note in the stated principal amount of $3,000,000.00, and that certain Real Estate Term Note in the stated principal amount of $1,050,000.00, all dated of even date with the Agreement, executed by Borrower and payable to Beneficiary (collectively, the “Note”).

iii. To secure Borrower’s obligations under the Agreement and the Note, Borrower executed and delivered for the benefit of Beneficiary that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Financing Statement dated effective as of February 3, 2003, and recorded on February 6, 2003, in Book 025, Page 00242 of the Deed Records of Dallas County, Texas ( the “Deed of Trust”), which encumbers the real property described on Exhibit A attached hereto and incorporated herein by this reference for all purposes (the “Land”) subject to those encumbrances listed on Exhibit B attached hereto and incorporated herein by reference for all purposes (the “Permitted Exceptions”) and to that certain Subordinate Mortgage (as defined in the Deed of Trust) of Wells Fargo Bank Minnesota, N.A., a national banking association, pursuant to that certain Deed of Trust, Security Agreement, Assignment of

AMENDMENT TO DEED OF TRUST—Page 1 of 5

Rents and Fixture Financing Statement dated as of February 3, 2003, and recorded February 6, 2003, at Volume 0025, Page 00272, in the Deed Records of Dallas County, Texas, as the same may be amended, modified, or restated from time to time (the “WFBM Deed of Trust”).

iv. To further secure Borrower’s obligations under the Agreement and the Note, Borrower executed and delivered for the benefit of Beneficiary those certain UCC-1 Fixture Financing Statements recorded with the County Clerk of Dallas County, Texas, on February 6, 2003, as Instrument No. 2186049, at Volume 0025, Page 04220, and in the fixture filing records of the Delaware Secretary of State on February 5, 2003, as Instrument No. 30329204, both of which also encumber the Land (collectively, the “Fixture Filings”).

v. As a condition to the making of the Loan, Borrower executed in favor of Beneficiary that certain Environmental Indemnity Agreement dated February 3, 2003 (the “Indemnity Agreement”).

vi. Borrower and Beneficiary desire to modify the Deed of Trust as set forth below.

NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

(1) Exhibit A to the Deed of Trust is hereby modified by replacing the legal description of the Land (as defined in the Deed of Trust) contained in Exhibit A of the Deed of Trust with the legal description contained in Exhibit C attached hereto and incorporated herein by this reference for all purposes. Exhibit B to the Deed of Trust is hereby modified by replacing the list of Permitted Exceptions (as defined in the Deed of Trust) contained in Exhibit B of the Deed of Trust with the permitted exceptions contained in Exhibit D attached hereto and incorporated herein by this reference for all purposes.

(2) According to the terms of the Deed of Trust, Beneficiary will cause such documents as may be required by each recording jurisdiction referenced hereinabove to be appropriately filed in order to replace the legal description of the Land (as defined in the Fixture Filings) contained in Annex A to the Exhibit A to the Fixture Filings with the legal description contained in Exhibit C attached hereto.

(3) Exhibit A to the Indemnity Agreement is hereby modified by replacing the legal description of the Land contained in Exhibit A of such agreement with the legal description contained in Exhibit C attached hereto.

(4) Borrower hereby irrevocably and unconditionally grants, bargains, sells and conveys unto Trustee, in trust, all estate, right, title and interest which Borrower now has or may later acquire in and to the Mortgaged Property (as defined in the Deed of Trust, as amended hereby), and the liens of the Deed of Trust, as amended hereby, are hereby acknowledged by Borrower to be good, valid and subsisting liens, superior to the liens of the WFBM Deed of Trust. Except as expressly modified by this Amendment, the Deed of Trust, the Fixture Filings, the Agreement, the Note and any other document evidencing or securing the Loan shall continue in full force and effect according to their terms.

AMENDMENT TO DEED OF TRUST—Page 2 of 5

(5) Borrower hereby represents and warrants to Beneficiary and Trustee that (a) Borrower is the sole legal and beneficial owner of the Land and the Mortgaged Property; (b) Borrower has the full power and authority to make the agreements contained in this Amendment without joinder or consent of any other party; and (c) the execution, delivery and performance of this Amendment will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any mortgage, loan agreement, indenture or other agreement to which Borrower is a party or by which Borrower or any of its property is bound. BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS BENEFICIARY AND TRUSTEE, THEIR PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, AND ASSIGNS FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGE, LOSS, COST, OR EXPENSE (INCLUDING WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), ACTION, CAUSE OF ACTION, PROCEEDING, CLAIM OR DISPUTE INCURRED OR SUFFERED BY BENEFICIARY OR TRUSTEE, WHETHER VOLUNTARILY OR INVOLUNTARILY INCURRED OR SUFFERED, AS A RESULT OF ANY REPRESENTATION OR WARRANTY MADE BY BORROWER HEREIN PROVING TO BE UNTRUE IN ANY MATERIAL RESPECT.

(6) The terms and conditions hereof may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Beneficiary and Borrower.

(7) Borrower agrees to pay to Beneficiary, contemporaneously with the execution and delivery hereof, all costs and expenses incurred in connection with this Amendment, title insurance endorsement premiums, reasonable fees of Beneficiary’s counsel and recording fees.

(8) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[The balance of this page is intentionally left blank.]

AMENDMENT TO DEED OF TRUST—Page 3 of 5

EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the date first above written.

NOTICE OF INDEMNIFICATION:	BORROWER:

BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS DEED OF TRUST CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO SECTION (5) HEREOF.	RF MONOLITHICS, INC., a Delaware corporation

By: /s/ DAVID KIRK
Name: David Kirk
Title: President & CEO

STATE OF Texas	§
§
COUNTY OF Dallas	§

This instrument was acknowledged before me on the      18th    day of June             , 2003, by _ David Kirk             , President & CEO              of RF MONOLITHICS, INC., a Delaware corporation, in such capacity and on behalf of said corporation.

/s/ PHAM T. HONG
Notary Public, in and for the above county and state Printed Name: Pham T. Hong Commission Expires: November 5, 2005

AMENDMENT TO DEED OF TRUST—Page 4 of 5

LENDER:

WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation

By:	/s/ ALAN NEIS
Name: Alan Neis
Title: Vice President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the      24th      day of June             , 2003, by Alan Neis, Vice President of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation, in such capacity and on behalf of said corporation.

/s/ PAMELA BARNHART
Notary Public, in and for the above county and state Printed Name: Pamela Barnhart Commission Expires: May 5, 2004

AMENDMENT TO DEED OF TRUST—Page 5 of 5

EXHIBIT A

Original Description of the Land

BEING a 2.111 acre tract of land known as a portion of Block E, Metropolitan Business Park, Section Four, an addition to the City of Farmers Branch, Dallas County, Texas according to the plat recorded in Volume 70083, Page 887, of the Deed Records, Dallas County, Texas (D.R.D.C.T.), and a portion of Block C, Metropolitan Office Park, Revised, an addition to the City of Farmers Branch, Dallas County, Texas, according to the plat recorded in Volume 73048, Page 1642, D.R.D.C.T. and being all that certain tract described in deed to JFC Growth Fund, Ltd.—83, recorded in Volume 83200, Page 0205, D.R.D.C.T. and being more particularly described by metes and bounds as follows:

COMMENCING at an x-cut in concrete (control monument) found lying in the north right of way line of Sigma Road (60 feet wide) for the southwest corner of a tract of land described as 3.904 acres in deed recorded in Volume 91195, Page 0891, D.R.D.C.T.

THENCE North 89 degrees 55 minutes 00 seconds East, along said right of way line a distance of 478.61 feet (478.69 feet per deed) to a 1/2 inch iron rod with a yellow cap marked RPLS 3989 set for corner in the east line of said 3.904 acre tract and the POINT OF BEGINNING;

THENCE North 00 degrees 05 minutes 00 seconds West, along said east line passing at a distance of 309.01 feet an 1/2 inch iron rod with a yellow cap marked RPLS 3989 set being in the south line of an existing drainage and utility easement and continuing a total distance of 329.08 feet to a point for corner in the centerline of said easement (forty feet wide);

THENCE South 85 degrees 14 minutes 32 seconds East, along said centerline passing the common line of Block C and Block E at 206.24 feet and continuing a total distance of 291.57 feet to a point for corner;

THENCE South 00 degrees 01 minutes 00 seconds West, passing at a distance of 20.07 feet a 1/2 inch iron rod with a yellow cap marked RPLS 3989 set in the south line of said easement and continuing a total distance of 304.84 feet to a x-cut set for corner in the said north right of way line of Sigma Road;

THENCE North 89 degrees 50 minutes 00 seconds West, along said north right of way line a distance of 85.00 feet to a 1/2 inch iron rod with a yellow cap marked RPLS 3989 set for corner in the common line between said Block C and Block E;

THENCE South 89 degrees 55 minutes 00 seconds West, continuing along said north right of way line a distance of 205.00 feet to the point of beginning, containing 91,968 square feet or 2.111 acres of land.

The basis of bearing for the above description are the plats of record: Block E, Metropolitan Business Park, Section Four, City of Farmers Branch, Dallas County, Texas according to the plat recorded in Volume 70083, Page 887, D.R.D.C.T. and Block C, Metropolitan Office Park, Revised, City of Farmers Branch, Dallas County, Texas, according to the plat recorded in Volume 73048, Page 1642, D.R.D.C.T.

EXHIBIT A, Original Description of the Land—Solo Page

EXHIBIT B

Original Permitted Exceptions

1.	15 foot drainage easement along the west property line of Block C of Metropolitan Office Park, Revised, as shown on plat dated December 1972, approved February 26, 1973, and recorded March 8, 1973 in Volume 73048, Page 1642, Deed Records, Dallas County, Texas.

2.	10 foot utility easement along the east property line of Block E of Metropolitan Business Park, Section Four, as shown on plat dated December 1969, approved April 27, 1970, and recorded April 29, 1970 in Volume 70083, Page 887, Deed Records, Dallas County, Texas.

3.	40 foot drainage and utility easement, of which the North 20 feet of subject property lies within, as shown on plat dated December 1972, approved February 26, 1973, and recorded March 8, 1973 in Volume 73048, Page 1642, and plat dated December 1969, approved April 27, 1970, and recorded April 29, 1970 in Volume 70083, Page 887, Deed Records, Dallas County, Texas.

4.	25 foot building line along the South property line of subject property, as shown on plats dated December 1972, approved February 26, 1973, and recorded March 8, 1973 in Volume 73048, Page 1642, and dated December 1969, approved April 27, 1970, and recorded April 29, 1970 in Volume 70083, Page 887, Deed Records, Dallas County, Texas.

5.	Easement created in instrument executed by Harry Lee Wells to City of Farmers Branch for public utilities, said easement being 20 feet in width, dated March 9, 1964, filed May 11, 1964, and recorded in Volume 312, Page 1178, Deed Records, Dallas County, Texas.

6.	Easement created in instrument executed by Jerome K. Crossman to The City of Farmers Branch for sanitary sewer lines, water lines and drainage channels, said easement being 40 feet in width, of which the North 20 feet of subject property lies within, dated February 17, 1964, filed May 11, 1964, and recorded in Volume 312, Page 1191, Deed Records, Dallas County, Texas.

7.	Rights and obligations of record to which this property may be subject due to its location within the boundaries of Public Improvement District No. One, Farmers Branch, Dallas County, Texas.

EXHIBIT B, Original Permitted Exceptions—Solo Page

EXHIBIT C

Revised Description of the Land

Being that certain tract of land designated LOT 1, BLOCK 1, R F MONOLITHICS, an addition to the City of Farmers Branch, Dallas County, Texas, by that certain plat prepared by Steve Miller, R.P.L.S. No. 4224, of Miller Surveying, Inc., dated February 7, 2003, and recorded at Volume             , Page             , Deed Records, Dallas County, Texas, being a replat of a portion of the hereinbelow described Block E, Section Four, Metropolitan Business Park, and Block C, Metropolitan Business Park, Revised:

Being all of that 2.111 acre tract of land in the Elisha Fike Survey, Abstract No. 478, Dallas County, Texas that is described in a deed to R.F. Monolithics, Inc., and recorded in Volume 20030625, Page 236, Deed Records, Dallas County, Texas. Said 2.111 acre tract is a portion of Block C, Metropolitan Office Park, Revised, an addition to the City of Farmers Branch as shown on the map recorded in Volume 73048, Page 1642, said deed records and also being a portion of Block E, Section Four, Metropolitan Business Park, an addition to the City of Farmers Branch as shown on the map recorded in Volume 70083, Page 887, said deed records. Said 2.111 acre tract is more particularly described as follows:

Beginning at a 1/2” capped iron found in the southerly line of said 2.111 acre tract, the northerly line of Sigma Road (a 60 foot wide right of way) and being at the common southerly corner of Block C, Metropolitan Office Park, Revised and Block E, Section Four, Metropolitan Business Park;

Thence S 89 degrees 47 minutes 04 seconds W with the southerly line of said 2.111 acre tract, the northerly line of Sigma Road and the southerly line of Block E, Section Four, Metropolitan Business Park, 205.00 feet to a 1/2” capped iron found;

Thence N 00 degrees 12 minutes 56 seconds W with the westerly line of said 2.111 acre tract, at 309.01 feet pass a 1/2” iron found in the southerly line of a 40 foot wide drainage and utility easement (shown on said plats) and continue on with the westerly line of said 2.111 acre tract a total distance of 329.08 feet to the centerline of said 40 foot wide drainage and utility easement and being the northwesterly corner of said 2.111 acre tract;

Thence S 85 degrees 22 minutes 28 seconds E with the northerly line of said 2.111 acre tract and the centerline of said 40 foot wide drainage and utility easement, at 206.24 feet pass the common line of Block C, Metropolitan Business Park, Revised and Block E, Section Four, Metropolitan Business Park and continue on with the northerly line of said 2.111 acre tract and the centerline of said 40 foot wide drainage and utility easement a total distance of 291.57 feet to the northeasterly corner of said 2.111 acre tract;

Thence S 00 degrees 06 minutes 56 seconds E with the easterly line of said 2.111 acre tract, at 20.07 feet pass a 1/2” iron found in the southerly line of said 40 foot wide drainage and utility easement and continue on with the easterly line of said 2.111 acre tract for a total distance of 304.84 feet to an “X” found in the northerly line of Sigma Road and being the southeasterly corner of said 2.111 acre tract;

EXHIBIT C, Revised Description of the Land—Page 1 of 2

Thence N 89 degrees 57 minutes 56 seconds W with the southerly line of said 2.111 acre tract and the northerly line of Sigma Road, 85.00 feet to the point of beginning and containing 2.111 acres.

EXHIBIT C, Revised Description of the Land—Page 2 of 2

EXHIBIT D

Revised Permitted Exceptions

1.	15 foot drainage easement along the West property line of Block C of Metropolitan Office Park, Revised, as shown on plat dated December 1972 and recorded March 8, 1973 in Volume 73048, Page 1642, Deed Records, Dallas County, Texas (the “Block C Plat”), and parallel to the East property line of Lot 1, Block 1, R F Monolithics, an addition to the City of Farmers Branch, Dallas County, Texas (the “Land”), as shown on that certain replat prepared by Steve Miller, R.P.L.S. No. 4224, of Miller Surveying, Inc., dated February 7, 2003 and recorded , 2003 at Volume , Page , Deed Records, Dallas County, Texas (the “Replat”).

2.	10 foot utility easement along the east property line of Block E of Metropolitan Business Park, Section Four, as shown on plat dated December 1969 and recorded April 29, 1970 in Volume 70083, Page 887, Deed Records, Dallas County, Texas (the “Block E Plat”), and parallel to the East property line of the Land as shown on the Replat.

3.	40 foot drainage and utility easement, of which the North 20 feet of subject property lies within, as shown on the Block C Plat and the Block E Plat, and as shown on the Replat.

4.	25 foot building line along the South property line of subject property established by the zoning ordinances of the City of Farmers Branch, Dallas County, Texas, as shown on the Block C Plat and the Block E Plat, and referenced on the Replat.

5.	Easement created in instrument executed by Harry Lee Wells to City of Farmers Branch for public utilities, said easement being 20 feet in width, dated March 9, 1964, filed May 11, 1964, and recorded in Volume 312, Page 1178, Deed Records, Dallas County, Texas.

6.	Easement created in instrument executed by Jerome K. Crossman to The City of Farmers Branch for sanitary sewer lines, water lines and drainage channels, said easement being 40 feet in width, of which the North 20 feet of subject property lies within, dated February 17, 1964, filed May 11, 1964, and recorded in Volume 312, Page 1191, Deed Records, Dallas County, Texas.

7.	Rights and obligations of record to which this property may be subject due to its location within the boundaries of Public Improvement District No. One, Farmers Branch, Dallas County, Texas.

8.	24 foot wide fire lane and utility easement parallel to the North property line and along the East property line of the Land as shown on the Replat.

9.	10 foot wide utility easement along the South property line of the Land created by the Replat.

EXHIBIT D, Revised Permitted Exceptions—Solo Page